UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21734

PIMCO Global StocksPLUS & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Global StocksPLUS & Income Fund

A n n u a l R e p o r t M a r c h 31, 2 0 0 6

Contents
Letter to Shareholders	1
Performance & Statistics	2
Schedule of Investments	3-10
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Notes to Financial Statements	15-23
Financial Highlights	24
Report of Independent Registered Public
Accounting Firm	25
Privacy Policy/Proxy Voting Policies & Procedures	26
Dividend Reinvestment Plan	27
Board of Trustees	28
Principal Officers	29

PIMCO Global StocksPLUS & Income Fund Letter to Shareholders

May 7, 2006

Dear Shareholder:

We are pleased to provide you with the initial annual report for PIMCO Global StockPLUS & Income (the “Fund”) covering the period from the Fund’s inception on May 31, 2005 through March 31, 2006.

During the period, equity markets turned in a strong performance, with international equity markets outperforming domestic equity markets. The broad international equity market, as measured by the Morgan Stanley Capital International – Europe, Australasia and Far East Index, advanced 27.61% while the S&P 500 Index increased 10.37% . Bonds, however, experienced a difficult market, facing seven consecutive 0.25% rate increases by the Federal Reserve. In this environment, the broad bond market, as measured by the Lehman Brothers Aggregate Index, declined 0.18% . For the period, the Fund’s net asset value and market price return were 18.60% and 6.80% respectively.

Please review the following pages for additional information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 1

PIMCO Global StocksPLUS & Income Fund Performance & Statistics
March 31, 2006 (unaudited)

Symbol:	Primary Investments:	Inception Date:
PGP	U.S. dollar-denominated	May 31, 2005
corporate debt obligations of
Objective:	varying maturities and other	Net Assets:
Total return comprised of	corporate income-producing	$243.0 million
current income, current	securities.
gains and long-term capital		Portfolio Manager:
appreciation.		Dan Ivascyn

Total Return(1) :	Market Price	Net Asset Value (“NAV”)

Commencement of Operations (5/31/05) to 3/31/06	6.80%	18.60%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 3/31/06
	Market Price	$24.49

	NAV	$26.04

	Discount to NAV	(5.95)%

	Market Price Yield(2)	8.98%

Moody’s Rating (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current per share dividend to shareholders by the market price per share at March 31, 2006.

2 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

U.S. GOVERNMENT AGENCY SECURITIES—51.8%

	Fannie Mae,
$ 14	5.344%, 4/25/07, CMO, FRN	Aaa/AAA	$13,925
1,878	5.50%, 11/1/34, MBS	Aaa/AAA	1,835,954
1,403	5.50%, 1/1/35, MBS	Aaa/AAA	1,364,199
740	6.488%, 11/1/28, FRN, MBS	Aaa/AAA	761,393
22	6.50%, 6/1/31, MBS	Aaa/AAA	22,859
294	6.50%, 9/1/31, MBS	Aaa/AAA	299,798
576	6.50%, 11/1/31, MBS	Aaa/AAA	587,207
816	6.50%, 7/1/32, MBS	Aaa/AAA	833,166
1,067	6.50%, 9/1/32, MBS	Aaa/AAA	1,084,131
304	6.50%, 10/1/33, MBS	Aaa/AAA	310,915
656	6.50%, 12/1/33, MBS	Aaa/AAA	668,828
1,609	6.95%, 8/25/21, CMO	Aaa/AAA	1,649,598
1,105	7.00%, 8/25/21, CMO	Aaa/AAA	1,138,320
1,480	7.00%, 9/25/21, CMO	Aaa/AAA	1,524,588
91	7.00%, 1/25/48, CMO	Aaa/AAA	94,028
1,645	7.419%, 8/25/22, CMO, FRN (b)	Aaa/AAA	1,702,794
35	Fannie Mae Grantor Trust, 4.858%, 7/25/35, ABS, FRN	NR/NR	34,644
222	Fannie Mae Whole Loan, 7.80%, 6/25/26, ABS	Aaa/AAA	230,164
4,000	Federal Home Loan Bank, 0.00%, 2/27/12, VRN (d)	Aaa/AAA	3,504,488
211	Federal Home Loan Mortgage Corp. Structured Pass Through
	Securities, 6.50%, 7/25/43, CMO	Aaa/AAA	213,866
	Freddie Mac,
43	5.30%, 7/15/08, CMO, FRN	Aaa/AAA	43,048
3,331	6.00%, 5/1/30, MBS (g) Gold	Aaa/AAA	3,339,483
21,129	6.00%, 5/1/34, MBS (g) Gold	Aaa/AAA	21,161,720
2,000	6.50%, 10/15/23, CMO	Aaa/AAA	2,053,001
1,000	6.50%, 4/15/24, CMO	Aaa/AAA	1,023,698
4,646	6.50%, 6/15/31, CMO	Aaa/AAA	4,715,686
4,439	6.50%, 8/15/31, CMO	Aaa/AAA	4,520,773
6,922	6.50%, 2/15/32, CMO	Aaa/AAA	7,053,759
1,301	6.50%, 2/1/34, MBS	Aaa/AAA	1,327,749
715	6.50%, 3/1/34, MBS	Aaa/AAA	727,982
830	6.50%, 5/1/34, MBS	Aaa/AAA	847,679
6,452	6.50%, 7/1/34, MBS	Aaa/AAA	6,588,503
732	6.50%, 8/1/34, MBS	Aaa/AAA	745,780
371	6.50%, 11/1/34, MBS	Aaa/AAA	378,166
16,128	6.50%, 12/1/34, MBS (g) Gold	Aaa/AAA	16,460,790
8,293	6.50%, 4/1/35, MBS (g) Gold	Aaa/AAA	8,464,027
19,056	6.50%, 2/1/36, MBS (g) Gold	Aaa/AAA	19,432,623
8,744	7.00%, 6/15/31, CMO (g)	Aaa/AAA	9,025,512

	Total U.S. Government Agency Securities (cost—$127,898,946)		125,784,844

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 3

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES—15.9%

$ 313	Bear Stearns Asset Backed Securities, Inc.,
	5.00%, 1/25/34, CMO	Aaa/AAA	$304,779
2,015	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (d)(h)	NR/AA-	2,095,766
	Countrywide Alternative Loan Trust, CMO,
292	5.218%, 3/25/34, FRN,	Aaa/AAA	292,930
528	6.25%, 9/25/34	Aaa/AAA	528,637
2,453	6.50%, 7/25/35	Aaa/AAA	2,427,603
	Countrywide Home Loan Mortgage Pass Through Trust,
	CMO, FRN,
366	5.218%, 8/25/18	NR/AAA	368,113
1,388	5.278%, 9/25/34	Aaa/AAA	1,398,180
372	5.318%, 3/25/34	Aaa/NR	372,942
1,866	Denver Arena Trust, 6.94%, 11/15/19 (h)	NR/NR	1,861,724
	First Horizon Asset Securities, Inc., CMO, FRN,
129	5.271%, 12/27/32	Aaa/AAA	128,443
239	5.318%, 3/25/18	NR/AAA	240,548
874	First Republic Mortgage Loan Trust, 5.049%,
	8/15/32, CMO, FRN	Aaa/AAA	876,344
4,876	GSMPS Mortgage Loan Trust, 7.00%, 6/25/43, CMO (h)	NR/NR	4,920,598
	Harborview Mortgage Loan Trust, CMO, FRN,
101	5.046%, 3/19/35	Aaa/AAA	101,230
1,409	6.602%, 11/19/34 (d)	Aaa/AAA	1,423,397
357	Impac CMB Trust, 5.198%, 12/25/33, CMO, FRN	Aaa/AAA	356,842
3,357	JP Morgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/AAA	3,406,821
4,898	Master Reperforming Loan Trust, 8.00%, 7/25/35, CMO (d)	Aaa/AAA	5,164,494
	Nomura Asset Acceptance, Corp., CMO,
423	5.208%, 10/25/34, FRN	Aaa/AAA	424,429
2,968	7.50%, 3/25/34 (h)	Aaa/AAA	3,051,839
815	Provident Funding Mortgage Loan Trust, 4.053%,
	4/25/34, CMO, VRN	Aaa/AAA	784,891
894	Residential Asset Securitization Trust,
	5.268%, 2/25/34, CMO, FRN (g)	NR/AAA	896,869
1,091	Residential Funding Mortgage Sec. I,
	5.218%, 7/25/18, CMO, FRN	NR/AAA	1,095,258
101	SACO I, Trust, 7.00%, 8/25/36, CMO (d)(h)	Aaa/NR	102,604
	Sequoia Mortgage Trust, CMO, FRN,
498	5.156%, 10/20/27	Aaa/AAA	499,070
429	5.176%, 10/20/27	Aaa/AAA	429,279
1,662	5.921%, 8/20/34	Aaa/AAA	1,673,959
171	6.224%, 9/20/32	Aaa/AAA	171,353
13	Structured Asset Securities Corp.,
	5.068%, 11/25/34, CMO, FRN	Aaa/AAA	12,787

4 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES (continued)

	Washington Mutual, Inc., CMO,
$ 836	3.423%, 5/25/33, VRN	Aaa/AAA	$812,372
38	3.624%, 4/25/35, VRN	Aaa/AAA	37,677
337	4.124%, 1/25/33, FRN	Aaa/AAA	335,265
1,366	4.556%, 2/25/33, FRN	Aaa/AAA	1,347,157
500	4.585%, 4/25/35, VRN	Aaa/AAA	492,361
218	5.018%, 8/25/42, FRN	Aaa/AAA	216,029
65	5.151%, 6/25/42, FRN	Aaa/AAA	65,073

	Total Mortgage-Backed Securities (cost—$39,096,795)		38,717,663

ASSET-BACKED SECURITIES—8.9%

94	Cendant Mortgage Corp., 6.00%, 7/25/43, VRN (h)	NR/NR	94,150
96	Cityscape Home Equity Loan Trust, 7.65%, 9/25/25	Aaa/AAA	95,864
112	Countrywide Asset-Backed Certificates,
	5.098%, 4/25/34, FRN	Aaa/AAA	112,064
	Countrywide Home Equity Loan Trust, FRN,
289	4.969%, 4/15/30	Aaa/AAA	289,286
174	4.969%, 1/15/34	Aaa/AAA	174,742
550	4.989%, 5/15/28	Aaa/AAA	550,304
347	5.009%, 4/15/28	Aaa/AAA	346,733
1,243	CS First Boston Mortgage Securities Corp.,
	6.668%, 8/25/32, FRN	A2/A	1,252,820
2,991	CVS Lease Pass Through, 5.88%, 1/10/28 (d)(h)	A3/A-	2,877,711
100	First Franklin Mortgage Loan Asset Backed Certificates,
	4.998%, 3/25/35, FRN	Aaa/AAA	100,094
	Green Tree Financial Corp.,
869	6.16%, 2/1/31	NR/B	870,751
481	6.22%, 3/1/30	NR/A-	468,417
1,528	6.53%, 4/1/30	Baa3/NR	1,502,244
3,471	6.53%, 2/1/31	NR/B	3,153,923
3,487	6.81%, 12/1/27	Baa3/A-	3,495,495
	Long Beach Mortgage Loan Trust, FRN,
77	5.078%, 7/25/34	Aaa/AAA	76,760
2,271	5.768%, 3/25/32	Aa2/NR	2,303,693
2,475	6.468%, 3/25/32	Baa1/NR	2,239,121
350	Master Asset Backed Securities Trust,
	5.238%, 3/25/35, FRN	Aa1/AA+	350,869
48	Residential Asset Securities Corp., 5.318%, 3/25/30, FRN	Aaa/AAA	47,962
85	Sail Net Interest Margin Notes, 7.35%, 11/27/33 (h)	NR/BBB	84,999
917	Tobacco Settlement Rev. Management Auth.,
	7.666%, 5/15/16	Baa2/BBB	925,383

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 5

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES (continued)

$ 303	Wachovia Asset Securitization, Inc.,
	5.091%, 12/25/32, FRN	Aaa/AAA	$304,338

	Total Asset-Backed Securities (cost—$22,202,274)		21,717,723

CORPORATE BONDS & NOTES—8.5%

	Airlines—3.8%
2,500	American Airlines, Inc., pass thru certificates,
	6.817%, 5/23/11, Ser. 01-1	Ba1/BB+	2,457,812
1,606	Continental Airlines, Inc., pass thru certificates,
	8.048%, 5/1/22, Ser. 00-1	Baa3/BBB+	1,695,030
	Northwest Airlines, Inc., pass thru certificates,
2,500	6.841%, 4/1/11, Ser. 1A-2	Ba3/BB	2,501,563
2,635	7.041%, 4/1/22, Ser. 1A-1	Ba3/BB	2,636,618

			9,291,023

	Financial Services—0.8%
2,000	Ford Motor Credit Co., 5.70%, 1/15/10	Ba2/BB-	1,776,300

	Food & Beverage—0.2%
500	Tyson Foods, Inc., 6.60%, 4/1/16	Baa3/BBB	494,746

	Metals & Mining—0.5%
1,250	Vale Overseas Ltd., 6.25%, 1/11/16	Baa3/BBB	1,235,938

	Oil & Gas—3.2%
4,000	Gazprom, 9.625%, 3/1/13	NR/BB+	4,750,400
3,000	Williams Cos., Inc., 6.375%, 10/1/10 (h)	B1/B+	2,985,000

			7,735,400

	Total Corporate Bonds & Notes (cost—$20,515,494)		20,533,407

SOVEREIGN DEBT OBLIGATIONS—4.3%

	Brazil—2.6%
5,000	Federal Republic of Brazil, 11.00%, 8/17/40	Ba3/BB	6,421,250

	Ukraine—1.7%
	Republic of Ukraine,
2,000	6.875%, 3/4/11	B1/BB-	2,026,000
2,000	7.65%, 6/11/13	B1/BB-	2,103,800

			4,129,800

	Total Sovereign Debt Obligations (cost—$10,157,718)		10,551,050

6 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount
(000)		Value

SENIOR LOANS (a)(b)(c)—4.3%

	Automotive Products—0.4%
$ 482	Delphi Corp., 13.00%, 6/14/11	$500,636
500	Goodyear Tire & Rubber Co., 7.06%, 4/30/10, Term A	507,813

		1,008,449

	Building/Construction—0.2%
	Masonite International Corp., Term B,
489	6.63%, 4/6/13	484,273
6	6.979%, 4/6/13	5,580

		489,853

	Chemicals—0.2%
	KRATON Polymers Group LLC,
10	7.00%, 12/2/09	9,757
186	7.50%, 12/2/09	189,266
307	7.50%, 12/23/10	312,213

		511,236

	Commercial Products—0.4%
	Hertz Corp.,
111	4.93%, 12/21/12	112,757
253	6.89%, 12/21/12	256,634
253	6.96%, 12/21/12	256,633
251	7.09%, 12/21/12, Term B	254,709

		880,733

	Computer Services—0.2%
496	SunGard Data Systems, Inc., 7.215%, 2/11/13	503,450

	Energy—0.4%
498	Coleto, Inc., 6.979%, 7/1/11, Term B	502,475
	Covanta Energy Corp.,
260	4.96%, 6/24/12	264,715
20	7.818%, 6/30/12, Term B	20,681
166	7.96%, 6/30/12, Term B	169,015

		956,886

	Entertainment—0.4%
500	MGM Studios, 6.78%, 4/8/12, Term B	506,781
	Warner Music Group, Inc., Term B,
22	6.371%, 2/27/11	22,097
139	6.58%, 2/28/11	140,886
22	6.59%, 2/27/11	22,320
104	6.614%, 2/27/11	105,005
105	6.78%, 2/27/11	106,065
105	6.81%, 2/27/11	106,065

		1,009,219

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 7

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount
(000)		Value

	Funeral Services—0.2%
	Alderwoods Group, Inc., Term B,
$ 39	6.691%, 9/17/09	$38,989
132	6.73%, 9/17/09	133,875
92	6.749%, 9/17/09	92,570
118	6.753%, 9/17/09	119,690

		385,124

	Healthcare & Hospitals—0.2%
	DaVita, Inc.,
82	6.54%, 5/16/12, Term B	83,212
45	6.69%, 5/16/12, Term B	45,306
20	6.69%, 10/5/12, Term B	20,699
255	6.78%, 5/16/12, Term B	258,743
27	6.85%, 5/16/12, Term B	27,944
20	6.94%, 10/5/12, Term B	20,699
24	7.02%, 5/16/12, Term B	24,839
15	7.05%, 5/16/12, Term B	15,525

		496,967

	Manufacturing—0.2%
496	Berry Plastics Corp., 6.84%, 6/30/10	503,952

	Paper/Paper Products—1.3%
	Georgia-Pacific Corp., Term B,
2,857	6.88%, 12/20/12	2,880,691
135	6.979%, 12/20/12	136,473

		3,017,164

	Utilities—0.0%
91	Reliant Energy, Inc., 7.175%, 4/30/10	90,946

	Waste Disposal—0.2%
	Allied Waste North America, Inc.,
137	4.87%, 1/15/12	137,478
55	6.62%, 1/15/12	55,560
69	6.73%, 1/15/12	69,450
170	6.82%, 1/15/12	170,848
58	6.97%, 1/15/12	58,330

		491,666

	Total Senior Loans (cost—$10,233,484)	10,345,645

8 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

SHORT-TERM INVESTMENTS—17.4%

	U.S. Treasury Bills (e)—10.0%
$ 24,635	4.45%–4.56%, 6/1/06–6/15/06 (cost—$24,431,816)		$24,413,784

	Commercial Paper (d)—5.5%
	Banking—5.1%
	Danske Corp.,
6,700	4.83%, 6/26/06	P-1/A-1+	6,621,409
700	4.84%, 6/27/06	P-1/A-1+	691,691
5,000	Dexia Del LLC, 4.84%, 6/27/06	P-1/A-1+	4,940,650

			12,253,750

	Financial Services—0.4%
1,000	UBS Finance, Inc., 4.85%, 6/29/06	P-1/A-1+	987,850

	Total Commercial Paper (cost—$13,244,032)		13,241,600

	Repurchase Agreement—1.9%
4,629	State Street Bank & Trust Co.,
	dated 3/31/06, 4.40%, due 4/3/06, proceeds
	$4,630,697; collateralized by Federal Home
	Loan Bank, 4.25%, due 4/16/07, valued at
	$4,725,171 including accrued interest (cost—$4,629,000)		4,629,000

	Total Short-Term Investments (cost—$42,304,848)		42,284,384

OPTIONS PURCHASED (f)—1.4%

Contracts/Notional

	Call Options—0.2%
	Swap option 3 month LIBOR, Over-the-Counter,
260,000,000	strike rate 4.405%, expires 2/21/07 (b)		439,140

	Put Options—1.2%
	Swap option 3 month LIBOR, Over-the-Counter,
260,000,000	strike rate 5.80%, expires 2/21/07 (b)		2,838,420
	S&P 500 Index Futures, Chicago Board of Trade,
100	strike price $1,240, expires 4/22/06		15,500
260	strike price $1,245, expires 4/21/06		97,500

			2,951,420

	Total Options Purchased (cost—$3,442,770)		3,390,560

	Total Investments before options written
	(cost—$275,852,329)—112.5%		273,325,276

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 9

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2006 (continued)

Contracts/Notional		Value

OPTIONS WRITTEN (f)—(0.2)%

	Call Options—(0.2)%
	Credit default Swap option British Telecommunications Public Ltd.,
2,000,000	Over-the-Counter, strike rate 0.45%, expires 6/20/08	$(10,680)
	S&P 500 Index Futures, Chicago Board of Trade,
300	strike price $1,315, expires 4/21/06	(547,500)

	Total Options Written (premiums received—$1,329,561)	(558,180)

	Total Investments net of options written
	(cost—$274,522,768)—112.3%	272,767,096
	Liabilities in excess of other assets—(12.3)%	(29,785,763)

	Net Assets—100.0%	$242,981,333

Notes to Schedule of Investments:

*	Unaudited
(a)	Private Placement. Restricted as to resale and may not have a readily available market.
(b)	Illiquid security.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the LIBOR or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.
(d)	Fair-valued security.
(e)	All or partial amount pledged as collateral for futures contracts or options.
(f)	Non-income producing.
(g)	All or partial amount pledged as collateral for reverse repurchase agreement.
(h)	144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ABS—Asset Backed Security
CMO—Collateralized Mortgage Obligation
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2006.
LIBOR—London Inter-Bank Offered Rate MBS—Mortgage-Backed Security
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2006.

10 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Assets and Liabilities
March 31, 2006

Assets:
Investments, at value (cost—$275,852,329)	$273,325,276

Cash	12,409

Unrealized appreciation on swaps	58,240,309

Receivable for investments sold	15,557,090

Premium for swaps purchased	10,914,411

Interest receivable	1,625,889

Receivable for terminated swap	209,133

Prepaid expenses	20,774

Unrealized appreciation on unfunded loan commitments	1,672

Total Assets	359,906,963

Liabilities:
Payable for reverse repurchase agreements	75,798,000

Unrealized depreciation on swaps	34,846,226

Premium for swaps sold	2,828,948

Dividends payable to shareholders	1,710,623

Options written, at value (premiums received—$1,329,561)	558,180

Payable for variation margin on futures contracts	318,326

Investment management fees payable	513,889

Interest payable on reverse repurchase agreements	170,047

Accrued expenses	137,579

Premium payable for swaps purchased	31,250

Payable for terminated swaps	12,562

Total Liabilities	116,925,630

Net Assets	$242,981,333

Composition of Net Assets
Common Stock:
Par value ($0.00001 per share, applicable to 9,329,821 shares issued and outstanding)	$93

Paid-in-capital in excess of par	222,303,222

Dividends in excess of net investment income	(2,139,509)

Net realized gain on investments	607,157

Net unrealized appreciation of investments, futures contracts, options written, swaps and
unfunded loan commitments	22,210,370

Net Assets	$242,981,333

Net Asset Value Per Share	$26.04

See accompanying Notes to Financial Statements | 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 11

PIMCO Global StocksPLUS & Income Fund Statement of Operations
For the period May 31, 2005* through March 31, 2006

Investment Income:
Interest	$11,233,234

Facility fees and other income	65,343

Total Investment Income	11,298,577

Expenses:
Investment management fees	2,252,473

Interest expense on reverse repurchase agreement	1,329,922

Custodian and accounting agent fees	110,116

Audit and tax services	93,350

Reports and notices to shareholders	50,875

Transfer agent fees	20,110

New York Stock Exchange listing fees	15,688

Trustees’ fees and expenses	10,130

Insurance expense	5,896

Legal fees	4,210

Investor relations	3,975

Miscellaneous	1,534

Total expenses	3,898,279

Less: custody credits earned on cash balances	(25,316)

Net expenses	3,872,963

Net Investment Income	7,425,614

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,764,108)

Futures contracts	2,365,822

Options written	1,456,352

Swaps	9,666,591

Net unrealized appreciation(depreciation) of:
Investments	(2,527,053)

Futures contracts	570,287

Options written	771,381

Swaps	23,394,083

Unfunded loan commitments	1,672

Net realized and unrealized gain on investments, futures contracts, options written, swaps and
unfunded loan commitments	32,935,027

Net Increase in Net Assets Resulting from Investment Operations	$40,360,641

* Commencement of Operations

12 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Changes in Net Assets
For the period May 31, 2005* through March 31, 2006

Investment Operations:
Net investment income	$7,425,614

Net realized gain on investments, futures contracts, options written and swaps	10,724,657

Net unrealized appreciation of investments, futures contracts, options written,
swaps and unfunded loan commitments	22,210,370

Net increase in net assets resulting from investment operations	40,360,641

Dividends to Shareholders from Net Investment Income	(19,682,623)

Capital Share Transactions:
Net proceeds from the sale of common stock	222,037,500

Offering costs charged to paid-in capital in excess of par	(465,000)

Reinvestment of dividends	630,803

Net increase from capital transactions	222,203,303

Total increase in net assets	242,881,321

Net Assets:
Beginning of period	100,012

End of period (including dividends in excess of net investment income of $2,139,509)	$242,981,333

Shares Issued and Reinvested:
Issued	9,300,000

Issued in reinvestment of dividends	25,632

Net Increase	9,325,632

* Commencement of operations

See accompanying Notes to Financial Statements | 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 13

PIMCO Global StocksPLUS & Income Fund Statement of Cash Flows
For the period May 31, 2005* through March 31, 2006

Cash Flows used for Operating Activities
Purchases of long-term investments	$(494,934,063)

Proceeds from sales of long-term investments	251,456,270

Interest, facility fees and other fee income received	9,182,199

Net cash provided by options written	9,652,789

Net cash provided by swap transactions	1,415,807

Operating expenses paid	(3,072,222)

Net cash provided by futures transactions	3,254,435

Net increase in short-term investments	(57,072,121)

Net cash used for operating activities	(280,116,906)

Cash Flows from Financing Activities:
Net borrowing of reverse repurchase agreements	75,798,000

Proceeds from common shares sold	222,037,500

Offering costs charged to paid-in capital in excess of par	(465,000)

Cash dividends paid (excluding reinvestment of dividends of $630,803)	(17,341,197)

Net cash provided by financing activities	280,029,303

Net decrease in cash	(87,603)

Cash at beginning of period	100,012

Cash at end of period	12,409

Reconciliation of Net Increase in Net Assets From Investment
Operations to Net Cash Used for Operating Activities:
Net increase in net assets resulting from investment operations	40,360,641

Increase in receivable for investments sold	(15,557,090)

Increase in interest receivable	(1,625,889)

Increase in premium for swaps purchased	(10,914,411)

Increase in premium for swaps sold	2,828,948

Increase in receivable for terminated swaps	(209,133)

Increase in premium payable for swaps purchased	31,250

Increase in payable for terminated swaps	12,562

Increase in premium for options written	1,329,561

Increase in prepaid expenses	(20,774)

Increase in Investment Management fees payable	513,889

Increase in net unrealized appreciation on swaps	(23,394,083)

Increase in net unrealized appreciation on unfunded loan commitments	(1,672)

Increase in variation margin payable on futures contracts	318,326

Increase in net unrealized appreciation on options written	(771,381)

Increase in accrued expenses	137,579

Increase in interest payable on reverse repurchase agreements	170,047

Net increase in investments	(273,325,276)

Net cash used for operating activities	$(280,116,906)

* Commencement of operations

14 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS & Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 16, 2005. Prior to commencing operations on May 31, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund issued 9,300,000 shares of common stock in its initial public offering. These shares were issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $465,000 (representing $0.05 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager agreed to pay all offering costs (other than the sales load exceeding $0.05 per share) and organizational costs of approximately $25,000.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value by Pacific Investment Management Company LLC (the “Sub-Adviser”). Such procedures by the Sub-Adviser include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options and futures are valued at the settlement

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 15

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

1. Organization and Significant Accounting Policies (continued)

price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

The Fund declares dividends monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. For the period ended March 31, 2006, permanent differences are primarily attributable to the differing treatment of investment in swaps, consent fees and paydowns. These adjustments were to decrease dividends in excess of net investment income and decrease net realized gains by $10,117,500. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the period May 31, 2005 (commencement of operations) through March 31, 2006, the Fund received $8,860,674 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Fund may purchase and write (sell) put and call options as a part of its investment strategy, for hedging purposes or risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should

16 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

1. Organization and Significant Accounting Policies (continued)

(f) Option Transactions (continued)

the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(g) Interest Rate/Credit Default/Total Return Swaps

The Fund enters into interest rate, credit default and total return swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return on the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 17

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

1. Organization and Significant Accounting Policies (continued)

(h) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At March 31, 2006, the Fund had reverse repurchase agreements outstanding of $75,798,000. The weighted average daily balance of reverse repurchase agreements outstanding from May 31, 2005 (commencement of operations) through March 31, 2006 was $48,989,198 at a weighted average interest rate of 4.25%.

(k) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying assets as of the relevant measuring date.

The Investment Manager has retained its affiliate, the Sub-Adviser, to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services, at an annual rate of 0.5525% of the Fund’s average daily total managed assets, for the period

18 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

2. Investment Manager/Sub-Adviser (continued)

May 31, 2005 (commencement of operations) through May 31, 2010. Beginning June 1, 2010 and thereafter, the Investment Manager will pay a monthly fee to the Sub-Adviser at an annual rate of 0.75% of the Fund’s average daily total managed assets.

3. Investment in Securities

For the period May 31, 2005 (commencement of operations) through March 31, 2006, purchases and sales of investments, other than short-term securities, were $482,613,397 and $250,371,713, respectively.

(a) Futures contracts outstanding at March 31, 2006:
	Notional
	Amount	Expiration	Unrealized
Type	(000)	Date	Appreciation

Long: S&P 500 Index	$72	6/15/06	$549,200
S&P Mini 500 Index	3	6/16/06	21,087

			$570,287

(b) Options written for the period May 31, 2005 (commencement of operations) through March 31, 2006:

	Contracts/Notional	Premiums

Options outstanding, May 31, 2005	—	$—
Options written	2,004,120	13,533,325
Options terminated in closing purchase transactions	(2,851)	(8,323,228)
Options exercised	(969)	(3,880,536)

Options outstanding, March 31, 2006	2,000,300	$1,329,561

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 19

PIMCO Global Stocks PLUS & Income Fund Notes to Financial Statements
March 31, 2006

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at March 31, 2006:

	Notional
	Amount		Payments
	Payable on		Received	Unrealized
Swap Counterparty/	Default	Termination	(Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Fund	(Depreciation)

Bank of America
Dow Jones CDX US High Yield	$5,000	6/20/11	3.45%	$1,438
Long Beach Mortgage Loan Trust	3,000	7/25/33	4.50%	26,631
Bear Stearns
Dow Jones CDX	5,000	6/20/08	(0.12)%	(10,806)
Indymac Home Equity Loan	3,699	6/25/30	(0.45)%	(11,781)
Credit Suisse First Boston
Citizens Communication Co.	1,000	3/20/08	(0.72)%	(4,324)
Citizens Communication Co.	2,000	3/20/13	(2.29)%	(56,437)
Citizens Communication Co.	3,000	3/20/11	1.91%	61,924
Dow Jones CDX US High Yield	2,000	12/20/10	3.40%	64,170
Samis	4,480	3/20/09	2.30%	22,607
Deutsche Bank
ABX.HE.BBB	5,000	7/25/45	2.67%	102,522
Dow Jones CDX	5,000	12/20/12	0.65%	(37,560)
J.P. Morgan Chase
Lear Corp.	2,000	9/20/06	6.80%	16,759
Qwest Capital Funding	1,000	9/20/10	4.20%	97,114
Lehman Brothers
Dow Jones CDX	10,000	6/20/10	0.90%	147,370
Merrill Lynch & Co.
Citizens Communication Co.	1,000	3/20/08	(0.75)%	(4,898)
Citizens Communication Co.	2,000	3/20/13	(2.31)%	(58,645)
Citizens Communication Co.	3,000	3/20/11	1.95%	67,069
Morgan Stanley
Aegis Asset Backed Securities
Trust	2,500	6/25/34	(1.15)%	(17,890)
Federal Republic of Brazil	2,000	6/20/15	4.23%	308,798
Federation of Russia	5,000	6/20/15	1.52%	283,560
Indymac Home Equity Loan	3,699	6/25/30	1.50%	8,702
Morgan Stanley Dean Witter
Capital I	1,251	8/25/32	2.15%	26,121
Republic of Panama	5,000	6/20/15	2.75%	398,334
Republic of Peru	5,000	6/20/15	2.90%	78,611
United Mexican States	5,000	6/20/15	1.40%	175,151
UBS AG
Aegis Asset Backed Securities
Trust	2,500	6/25/34	1.50%	18,693

				$1,703,233

20 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2006

3. Investment in Securities (continued)

(d) Interest rate swap contracts outstanding at March 31, 2006:

			Rate Type

	Notional		Payments	Payments	Unrealized
	Amount	Termination	made by	received by	Appreciation
Swap Counterparty	(000)	Date	Fund	Fund	(Depreciation)

Barclay’s Bank PLC	$500,000	6/13/07	3.976%	3 month LIBOR	$8,509,069
Barclay’s Bank PLC	45,000	6/2/25	3 month LIBOR	4.715%	(2,375,162)
Goldman Sachs	97,000	2/26/16	4.405%	3 month LIBOR	352,766
Goldman Sachs	97,000	2/23/16	3 month LIBOR	5.80%	(439,998)
Lehman Brothers	260,000	2/23/16	4.405%	3 month LIBOR	458,320
Lehman Brothers	260,000	2/23/16	3 month LIBOR	5.80%	(627,065)
UBS AG	507,000	6/21/25	5.00%	3 month LIBOR	19,193,334
UBS AG	490,000	9/28/25	3 month LIBOR	4.955%	(31,201,660)

					$(6,130,396)

LIBOR – London Interbank Offered Rate

The Fund received $33,250,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(e) Total Return swap contracts outstanding at March 31, 2006:

	Fund	Fund	Termination	Notional	Unrealized
Swap Counterparty	Receives	Pays	Date	Amount	Appreciation

Credit Suisse
First Boston	MSCI Daily	3 month LIBOR
	Total Return	plus 0.23%	8/31/06	$116,959,782	$27,821,246
EAFE

EAFE – Europe and Australasia, Far East Equity Index
MSCI – Morgan Stanley Capital International

(f) Open reverse repurchase agreements at March 31, 2006:

		Trade	Maturity	Principal &
Counter Party	Rate	Date	Date	Interest	Par

Lehman Securities	4.75%	3/15/06	4/19/06	$75,113,105	$74,945,000
	4.82%	3/15/06	4/19/06	854,942	853,000

					$75,798,000

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 21

PIMCO Global Stocks PLUS & Income Fund Notes to Financial Statements
March 31, 2006

3. Investment in Securities (continued)

Details of underlying collateral for open reverse repurchase agreements at March 31, 2006 as reflected in the schedule of investments:

			Maturity
Counter Party	Description	Rate	Date	Par	Value

Lehman Securities	Freddie Mac Gold	6.00%	5/1/30	$3,330,608	$3,356,136
	Freddie Mac Gold	6.00%	5/1/34	21,129,288	21,267,367
	Freddie Mac Gold	6.50%	12/1/34	16,128,101	16,548,150
	Freddie Mac Gold	6.50%	4/1/35	8,292,961	8,508,947
	Freddie Mac Gold	6.50%	2/1/36	19,055,843	19,535,842
	Freddie Mac	7.00%	6/15/31	8,743,915	9,076,518
	Residential Asset
	Securitization
	Trust	5.268%	2/25/34	893,578	897,654

					$79,190,614

(g) At March 31, 2006, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Unfunded
Borrower	Commitments

Hertz Corp.	$131,894

4. Income Tax Information

The tax character of dividends paid for the period May 31, 2005 (commencement of operations) through March 31, 2006 of $19,682,623 was comprised entirely of ordinary income.

At March 31, 2006, the tax character of distributable earnings was $1,851,256 of long-term capital gains.

The cost basis of portfolio securities for federal income tax purposes is $275,794,812. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $1,703,323; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $4,172,859; net unrealized depreciation for federal income tax purposes is $2,469,536. The difference between book and tax appreciation/depreciation is primarily attributable to wash sales and mark-to-market of option contracts.

5. Subsequent Dividend Declarations

On April 3, 2006, a dividend of $0.18335 per share was declared to shareholders payable May 1, 2006 to shareholders of record on April 13, 2006.

On May 1, 2006, a dividend of $0.18335 per share was declared to shareholders payable June 1, 2006 to shareholders of record on May 11, 2006.

6. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

22 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global Stocks PLUS & Income Fund Notes to Financial Statements
March 31, 2006

6. Legal Proceedings (continued)

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser, (together, the ‘‘Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against the Investment Manager or the Affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 23

PIMCO Global StocksPLUS & Income Fund Financial Highlights
For a share of stock outstanding for the period May 31, 2005* through March 31, 2006

Net asset value, beginning of period	$23.88 **

Investment Operations:
Net investment income	0.80

Net realized and unrealized gain on investments, futures contracts, options written, swaps
and unfunded loan commitments	3.52

Total from investment operations	4.32

Dividends to Shareholders from Net Investment Income	(2.11)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.05)

Net asset value, end of period	$26.04

Market price, end of period	$24.49

Total Investment Return (1)	6.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$242,981

Ratio of expenses to average net assets (2)(3)	1.99%

Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.31%

Ratio of net investment income to average net assets (3)	3.82%

Portfolio turnover	105%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).

(3)	Annualized.

24 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Report of Independent Registered
                                                                    Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS & Income Fund (the “Fund”) at March 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and financial highlights for the period May 31, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2006

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 25

PIMCO Global StocksPLUS & Income Fund Privacy Policy/Proxy Voting
                                                                    Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the period ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Dividend Reinvestment Plan
                                                                    (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts.

It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 27

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes CurrentlyOverseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of
the Americas, New York, NY 10105.

Robert E. Connor	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate
Date of Birth: 9/17/34	Office, Smith Barney Inc.
Chairman of the Board of Trustees since: 2005
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Director/Trustee of 24 funds in Fund Complex
Director/Trustee of no funds outside of Fund
Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education
Date of Birth: 9/27/21	Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund,
Trustee since: 2005	Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC,
Term of Office: Expected to stand for re-election	Xanthus Fund LLC & Wynstone Fund LLC; and Formerly, senior executive
at 2006 annual meeting of shareholders	and member of the Board of Smith Barney, Harris Upham & Co.
Director/Trustee of 24 funds in Fund Complex
Director/Trustee of no funds outside of Fund
Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd.,
Date of Birth: 7/26/37	registered broker-dealer and member of the New York Stock Exchange.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Director/Trustee of 24 funds in Fund Complex
Director/Trustee of no funds outside of Fund
complex

Hans W. Kertess	President, H Kertess & Co. L.P. Formerly, Managing Director, Royal
Date of Birth: 7/12/39	Bank of Canada Capital Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Director/Trustee of 24 Funds in Fund Complex;
Director/Trustee of funds outside of Fund
Complex

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 25, 2005, which can be obtained upon request, without charge, by calling the Fund’s transfer agent at (800) 331-1710.

28 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.06 |

PIMCO Global StocksPLUS & Income Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held
with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management
Date of Birth: 11/14/64	LLC; President and Chief Executive Officer of 32 funds in the Fund
President & Chief Executive Officer since: 2005	Complex; Treasurer; Principal Financial and Accounting Officer of 33
funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 3/10/66	Treasurer, Principal Financial and Accounting officer of 24 funds in the
Treasurer, Principal/Financial	Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant
and Accounting Officer since: 2005	Treasurer of 33 funds in the Fund Complex.

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of
Date of Birth: 3/22/68	America L.P., Secretary and Chief Legal Officer of 32 funds in the Fund
Secretary &	Complex. Formerly, Vice President and Associate General Counsel,
Chief Legal Officer since: 2005	Neuberger Berman LLC (1991-2004).

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global
Date of Birth: 9/3/72	Investors of America L.P., Chief Compliance Officer of 65 funds in the
Chief Compliance Officer since: 2005	Fund Complex. Formerly, Vice President, Group Compliance Manager,
Allianz Global Investors of America L.P. (2002-2004), Audit Manager,
Pricewaterhouse Coopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 3.31.06 | PIMCO Global StocksPLUS & Income Fund Annual Report 29

Trustees and Principal Officers

Robert E. Connor	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
John J. Dalessandro II	Thomas J. Fuccillo
Trustee	Secretary & Chief Legal Officer
Hans W. Kertess	Youse Guia
Trustee	Chief Compliance Officer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS & Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On May 23, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for the last fiscal year (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the 2006 Reporting Period was $97,500 (March 31, 2006 was the Registrant’s initial fiscal year).

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item was none in 2006 (March 31, 2006 was the Registrant’s initial fiscal year). These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) was $11,850 in 2006 (March 31, 2006 was the Registrant’s initial fiscal year). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS & Income Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

       a review of the nature of the professional services expected to provided,

       the fees to be charged in connection with the services expected to be provided,

       a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
       Annual Fund financial statement audits
      Seed audits (related to new product filings, as required)
      SEC and regulatory filings and consents
      Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
   Tax compliance services related to the filing or amendment of the following:
      Federal, state and local income tax compliance; and, sales and use tax compliance
      Timely RIC qualification reviews
      Tax distribution analysis and planning
      Tax authority examination services Tax appeals support services
      Accounting methods studies
      Fund merger support service
      Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

      Bookkeeping or other services related to the accounting records or financial statements of the Funds
      Financial information systems design and implementation
      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
      Actuarial services
      Internal audit outsourcing services
      Management functions or human resources
      Broker or dealer, investment adviser or investment banking services
       Legal services and expert services unrelated to the audit
      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph
(C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,742,103 (March 31, 2006 was the Registrant’s initial fiscal year).

	h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II and Hans W. Kertess.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Allianz Global Investors Fund Management

Description of Proxy Voting Policy and Procedures

The Registrant and its Board of Trustees have delegated to Allianz Global Investors Fund Management LLC (“Allianz Global Investors”), and Allianz Global Investors has in turn delegated to the sub-adviser, responsibility for voting any proxies relating to portfolio securities held by the Registrant in accordance with the sub-advisers’ proxy voting policies and procedures.

Allianz Global Investors (for purposes of this description, a “Company”) typically votes proxies as part of its discretionary authority to manage accounts (except as provided below, Allianz Global Investors’ registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company’s Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest. The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Registered Investment Companies for which Allianz Global Investors Serves as Adviser. With respect to registered investment companies (“funds”) for which Allianz Global Investors serves as investment adviser, it is the policy of Allianz Global Investors that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. Allianz Global Investors believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, Allianz Global Investor’s policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 8, 2006, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (PGP):

Daniel J. Ivascyn

Mr. Ivascyn is an Executive Vice President, portfolio manager and a member of PIMCO’s mortgage and ABS team. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments. Mr. Ivascyn has fourteen years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago Graduate School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding portfolios of the PIMCO Global StocksPLUS & Income Fund (PGP) that were managed by the Portfolio Manager as of March 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager

	Registered Investment		Other Pooled		Other Accounts
	Companies		Investment Vehicles

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Daniel J.	2	694.26	2	427.10	5	3,216.15
Ivascyn

The advisory fee charged for managing each of the accounts listed above is not based on performance.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a) (3)

As of March 31, 2006, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
  Amount and nature of assets managed by the portfolio manager;
  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
  Contributions to asset retention, gathering and client satisfaction;
  Contributions to mentoring, coaching and/or supervising; and
  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the primary portfolio manager for the PIMCO Global StocksPLUS & Income Fund (PGP) beneficially owned of the Fund that he managed as of 3/31/06.

PIMCO Global StocksPLUS & Income Fund
PM Ownership

Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

TOTAL NUMBER
			OF SHARES PURCHASED	MAXIMUM NUMBER OF
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	SHARES THAT MAY YET BE
	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
PERIOD	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS
May 2005	N/A	N/A	N/A	N/A
June 2005	N/A	N/A	N/A	N/A
July 2005	N/A	N/A	N/A	N/A
August 2005	N/A	24.61	25,632	N/A
September 2005	N/A	N/A	N/A	N/A
October 2005	N/A	N/A	N/A	N/A
November 2005	N/A	N/A	N/A	N/A
December 2005	N/A	N/A	N/A	N/A
January 2006	N/A	N/A	N/A	N/A
February 2006	N/A	N/A	N/A	N/A
March 2006	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Global Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee Charter includes “Procedures for Shareholders to Submit Nominee Candidates, “which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant has not yet held its first annual shareholders’ meeting, so these procedures have yet to be disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, and this is the first Form N-CSR filing made by the Registrant. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary and is qualified in its entirety by reference to Appendix B of the Nominating Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)	(1) Exhibit 99.CODE ETH - Code of Ethics

(a)	(2) Exhibit 99.Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS & Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date June 8, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date June 8, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date June 8, 2006